Exhibit 99.1 EXECUTION VERSION SECOND AMENDMENT TO SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT SECOND AMENDMENT, dated as of May 9, 2019 (this “Amendment”), is entered into by the Originators listed on the signature pages hereto (each, an “Originator”; and collectively, the “Originators”), CINCINNATI BELL FUNDING LLC, a Delaware limited liability company (the “Company”) and CINCINNATI BELL INC. (“CB”), an Ohio corporation, as sole member of the Company and as Servicer. BACKGROUND: A. The Originators, the Company and CB have entered into that certain Second Amended and Restated Purchase and Sale Agreement, dated as of May 10, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). B. Whereas, as contemplated by that certain Acknowledgement and Consent, dated as of January 1, 2019, each of (a) (i) OnX Holdings LLC and (ii) OnX Managed Services Inc. (together the “Non-Originator Companies”) and (b) OnX USA LLC (together with the Non- Originating Companies, the “Subject Companies”) directly or indirectly distributed, transferred, assigned, or conveyed, whether in one or a series of transactions, all or substantially all of its operations including assets and liabilities associated therewith to CBTS Technology Solutions LLC (collectively, the “Subject Asset Distributions”) on January 1, 2019. C. Whereas, effective as of March 11, 2019 for OnX Holdings LLC and OnX USA LLC and as of March 15, 2019 for OnX Managed Services Inc., such Subject Company merged into CBTS Technology Solutions LLC with CBTS Technology Solutions LLC as the surviving entity (such mergers, the “Subject Mergers”). D. The parties hereto desire to amend the Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement or in the Receivables Financing Agreement (as such term is defined in the Agreement). SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows: A. Schedule I of the Agreement is hereby replaced in its entirety with Schedule I attached hereto. B. Schedule II of the Agreement is hereby replaced in its entirety with Schedule II attached hereto. 732383939 06117932

C. Schedule III of the Agreement is hereby replaced in its entirety with Schedule III attached hereto. D. Schedule IV of the Agreement is hereby replaced in its entirety with Schedule IV attached hereto. SECTION 3. Representations and Warranties. Each Originator, the Company and CB hereby represents and warrants as follows: (a) Representations and Warranties. The representations and warranties made by it in the Agreement, as amended by this Amendment, are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date). (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, after giving effect to this Amendment, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, after giving effect to this Amendment, are such Person’s valid and legally binding obligations, enforceable in accordance with the terms thereof. (c) No Default. After giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist. SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “the Purchase and Sale Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, after giving effect to this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement, other than as set forth herein. SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the counterparts of this Amendment duly executed by each of the other parties hereto. SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. SECTION 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5- 1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). 2 732383939 06117932

SECTION 8. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement. SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof. [Signature Pages Follow] 3 732383939 06117932

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written. CINCINNATI BELL FUNDING LLC By: /s/ Joshua T. Duckworth Name: Joshua T. Duckworth Title: Vice President of Treasury, Corporate Finance and Investor Relations CINCINNATI BELL INC., as sole member of Cincinnati Bell Funding LLC By: /s/ Joshua T. Duckworth Name: Joshua T. Duckworth Title: Vice President of Treasury, Corporate Finance and Investor Relations CINCINNATI BELL INC., as Servicer By: /s/ Joshua T. Duckworth Name: Joshua T. Duckworth Title: Vice President of Treasury, Corporate Finance and Investor Relations

ORIGINATORS: CBTS TECHNOLOGY SOLUTIONS LLC, CINCINNATI BELL TELEPHONE COMPANY LLC, CINCINNATI BELL EXTENDED TERRITORIES LLC, CBTS VIRGINIA LLC, HAWAIIAN TELCOM COMMUNICATIONS, INC., HAWAIIAN TELCOM, INC., HAWAIIAN TELCOM SERVICES COMPANY, INC., WAVECOM SOLUTIONS CORPORATION, and SYSTEMMETRICS CORPORATION, each as an Originator By: /s/ Joshua T. Duckworth Name: Joshua T. Duckworth Title: Vice President of Treasury, Corporate Finance and Investor Relations 2 732383939 06117932

Consented to: PNC BANK, NATIONAL ASSOCIATION, as Administrator By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent By: /s/ Michael Brown Name: Michael Brown Title: Senior Vice President REGIONS BANK as Purchaser Agent By: /s/ Kathy Myers Name: Kathy Myers Title: Vice President 3 732383939 06117932